EXHIBIT 99.1

Classover Announces $2 Million Share Repurchase Program

NEW YORK, NY / ACCESS Newswire / February 11, 2026 — Classover Holdings Inc. (Nasdaq:KIDZ, KIDZW) (“Classover” or the “Company”) today announced that its board of directors (the “Board”) has approved a share repurchase program (the “Share Repurchase Program”) under which the Company may repurchase up to $2 million of its shares of Class B common Stock. The Share Repurchase Program is designed to enhance shareholder value and reflect the Board’s confidence in the Company’s long-term growth within the AI edtech sector.

Share Repurchase Program Details

With a positive outlook on the Company's operational trajectory, the Board has authorized the repurchase of up to US$2,000,000.00 of outstanding shares of Class B common stock.

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Execution: Classover may repurchase shares via open market purchases, block trades, or other means in compliance with Rule 10b-18 of the Securities Exchange Act of 1934. The timing and volume will remain at the discretion of management, based on market conditions, share price, and liquidity needs.

•	Funding: The program is expected to be funded through the Company’s existing cash reserves and future operating cash flows.

•	Status of Shares: All repurchased shares will be held as treasury stock or cancelled.

•	Flexibility: The program does not obligate the Company to acquire any specific number of shares and may be modified, suspended, or terminated at any time based on corporate considerations.

"Following our recent fiscal milestones, we believe the current market valuation does not fully reflect Classover’s operational progress and the significant opportunities within our digital learning platform," said Luo Hui, CEO of Classover. "We believe now is an appropriate time to begin returning value to our shareholders while maintaining the flexibility to continue investing in our long-term vision for global education."

About Classover

Classover Holdings Inc. (NASDAQ:KIDZ) is a K-12 online education company transforming over 420,000 hours of live teaching experience into AI-powered learning systems. By combining artificial intelligence and blockchain verification, Classover is building the next generation of education infrastructure-where learning becomes measurable, verifiable, and connected across borders.

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Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Classover’s current beliefs, expectations and assumptions regarding the future of Classover’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Classover’s control including, but not limited to: Classover’s ability to execute its business model, including obtaining market acceptance of its products and services; the risk that the price of SOL, which has historically been subject to dramatic price fluctuations and is highly volatile, could fall substantially negatively impacting Classover’s financial condition and results of operations; Classover’s financial and business performance, including financial projections and business metrics and any underlying assumptions thereunder; Classover’s ability to maintain the listing of its securities on Nasdaq; changes in Classover’s strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects and plans; Classover’s ability to attract and retain a large number of customers; Classover’s future capital requirements and sources and uses of cash; regulatory changes related to crypto assets; fluctuations in the price of crypto assets; risks related to the custody of crypto assets, including security risks; Classover’s ability to attract and retain key personnel; Classover’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; changes in applicable laws or regulations; and the possibility that Classover may be adversely affected by other economic, business, and/or competitive factors. These risks and uncertainties also include those risks and uncertainties indicated in Classover’s filings with the SEC. Classover’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Any forward-looking statement made by Classover in this press release is based only on information currently available to Classover and speaks only as of the date on which it is made. Classover undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts

Classover Holdings Inc.

ir@classover.com

800-345-9588

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